UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 9, 2011

COMMUNICATIONS SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Minnesota	001-31588	41-0957999
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10900 Red Circle Drive, Minnetonka, MN		55343
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (952) 996-1674

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers.

On February 9, 2011 Communications Systems, Inc. announced the appointment of Seweryn “Sev” Sadura as Vice President and General Manager of Transition Networks, Inc. Mr. Sadura had previously been the Director of China Operations in Shanghai. In his new role, Mr. Sadura will have responsibility for overseeing the Transition Networks business unit.

A copy of the press release announcing the appointment of Sweryn “Sev” Sadura as Vice President and General Manager is included as Exhibit 99.1 to the Current Report on Form 8-K.

ITEM 9.01.  Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

The following are filed as exhibits to this Current Report:

Exhibit No.	Description of Exhibit
99.1	Press Release issued February 9, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMUNICATIONS SYSTEMS, INC.

By	/s/ David T. McGraw
David T. McGraw Its: Chief Financial Officer

Dated: February 9, 2011